EXHIBIT 10.66

                 AMENDED AND RESTATED GENERAL SECURITY AGREEMENT
                              [FARAH INCORPORATED]

         AMENDED AND RESTATED GENERAL SECURITY AGREEMENT dated as of this 1st day of June, 1997, by FARAH INCORPORATED, a Texas corporation ("Guarantor") to and in favor of CONGRESS FINANCIAL CORPORATION (SOUTHWEST), a Texas corporation ("Lender").

                               W I T N E S S E T H

         WHEREAS, Lender has entered or is about to enter into financing arrangements with Farah U.S.A., Inc. ("Farah USA"), a Texas corporation, Value Clothing Company, Inc., a Texas corporation ("Value Clothing") and Farah
Manufacturing (U.K.) Limited, a corporation incorporated under the law of England ("Farah UK" and together with Farah USA and Value Clothing, collectively, "Borrower"), pursuant to which Lender may make loans and advances and provide other financial accommodations to Borrower; and

         WHEREAS,   Guarantor   originally   entered  into  a  General  Security
Agreement, dated as of August 2, 1990, which Lender and Guarantor desire hereby to amend and restate as of the date hereof pursuant to this Agreement; and

         WHEREAS, Guarantor has executed and delivered to Lender a guarantee in favor of Lender, dated as of August 2, 1990, which Guarantor is confirming as of the date hereof pursuant to which Guarantor intends, absolutely and unconditionally, to guarantee to Lender the payment and performance of all now existing and hereafter arising Obligations, liabilities and indebtedness of Borrower to Lender; and

         WHEREAS,  in order  to  induce  Lender  to  enter  into  the  Financing
Agreements and to make loans and advances and provide other financial accommodations to Borrower pursuant thereto, Guarantor has agreed to grant to Lender certain collateral security as set forth herein;

         NOW  THEREFORE,  in  consideration  of the  premises and other good and
valuable  consideration,   the  receipt  and  sufficiency  of  which  is  hereby
acknowledged, Guarantor hereby agrees as follows:

         1.       DEFINITIONS

         As used above and in this General Security Agreement the following terms shall have the respective meanings given to them below:

     (a) All terms used herein which are defined in Article 1 or Article 9 of the Uniform Commercial Code shall have the meanings set forth therein unless otherwise defined in this Agreement and all references to the plural herein shall also mean the singular and all references to the singular shall also mean the plural.

     (b) All references to the term "Guarantor" wherever used herein shall be deemed to mean the signatory hereto and its successors and assigns. All references to the term "Lender" and the term "Borrower" wherever used herein shall be deemed to include their respective successors and assigns.

     (c) "Affiliate" shall mean, with respect to a specified Person, any other Person (i) who, directly or indirectly, through one or more intermediaries, controls or is controlled by or is under common control with such Person, or
(ii) who is a director, officer, shareholder or employee of such Person.

                  (d)  [INTENTIONALLY DELETED]

                  (e)  [INTENTIONALLY DELETED]

                  (f)  [INTENTIONALLY DELETED]

     (g) "Borrower Foreign Subsidiary" shall mean Touche Industrial, S.A. de C.V. and its respective successors and assigns.

     (h) "Collateral" shall mean all of the now owned and hereafter acquired property and assets of Guarantor, wherever located, of every kind and description, mixed, real or personal, tangible or intangible, including, but not limited to:

     (i) all present and future: (A) accounts, contract rights, general intangibles, chattel paper, documents and instruments (collectively, "Accounts"), including, without limitation, all obligations for the payment of money arising out of the sale, lease or other disposition of goods or other property or rendition of services; (B) all monies, securities and other property and the proceeds thereof, now or hereafter held or received by, or in transit to, Lender or any participant from or for Guarantor, whether for safekeeping, pledge, custody, transmission, collection or otherwise, and all of Guarantor's deposits (general or special), balances, sums and credits with Lender or any participant at any time existing; (C) all of Guarantor's right, title and interest, and all of Guarantor's rights, remedies, security and liens, in, to and in respect of the Accounts and other collateral, including, without limitation, rights of stoppage in transit, replevin, repossession and reclamation and other rights and remedies of an unpaid vendor, lienor or secured party, guaranties or other contracts of suretyship with respect to the Accounts, deposits or other security for the obligation of any account debtor, credit and other insurance; (D) all of Guarantor's right, title and interest in, to and in respect of all goods relating to, or which by sale have resulted in Accounts, including, without limitation, all goods described in invoices, documents, contracts or instruments with respect to, or otherwise representing or evidencing, any Account or other collateral, including, without limitation, all returned, reclaimed or repossessed goods; (E) all deposit accounts; and (F) all other general intangibles of every kind and description, including, without limitation, (1) trade names and trademarks, and the goodwill of the business symbolized thereby, (2) patents, (3) copyrights, (4) licenses, (5) claims and other choses in action, and (6) Federal, State, local and foreign tax refund claims of all kinds;

     (ii) all raw materials, work-in-process, finished goods and all other inventory of whatsoever kind or nature, wherever located, whether now owned or hereafter existing or acquired by Guarantor, including, without limitation, all wrapping, packaging, advertising, shipping materials and all other goods consumed in Guarantor's business, all labels and other devices, names or marks affixed to or to be affixed thereto for purposes of selling or of identifying the same or the seller or manufacturer thereof and all of Guarantor's right, title and interest therein and thereto;

     (iii) all equipment, machinery, computers and computer hardware, vehicles, tool, dies, jigs, furniture, trade fixtures and fixtures, all attachments, accessions and property now or hereafter affixed thereto or used in connection therewith, substitutions and replacements thereof, wherever located, whether now owned or hereafter acquired by Guarantor;

     (iv) all right, title and interest of Guarantor, in, to and in respect of any real property, including leasehold interests, together with all buildings, structures, and other improvements located thereon and all licenses, easements and appurtenances relating thereto, wherever located, whether now owned or hereafter acquired;

     (v) all present and future books, records, ledger cards, computer programs and other property and general intangibles evidencing or relating to any of the above, any other collateral or any account debtor, together with the file cabinets or containers in which the foregoing are stored; and

     (vi) all products and proceeds of the foregoing, in any form, including, without limitation, any insurance proceeds and any claims against third persons for loss or damage to or destruction of any or all of the foregoing.

     (i) "Consolidated Tangible Net Worth" shall mean, as to any Person, at any time, in accordance with GAAP, on a consolidated basis for such Person and its Subsidiaries, the amount equal to the difference between: (i) the aggregate net book value of all assets of such Person and its subsidiaries (excluding the book value of patents, trademarks, licenses, good will and other intangible assets), calculating the book value of inventory for this purpose on a first-in-first-out basis, after deducting from such book values all appropriate reserves (including all reserves for doubtful receivables, obsolescence, depreciation and amortization) and (ii) the total aggregate Indebtedness of such Person and its subsidiaries (including tax and other proper accruals).

     (j) "Consolidated Working Capital" shall mean, as to any Person, at any time, on a consolidated basis for such Person and its Subsidiaries, the amount equal to the difference between: (i) the aggregate net book value of all assets of such Person and its subsidiaries, on a consolidated basis, calculating the book value of inventory for this purpose on a first-in-first-out basis, which would, in accordance with GAAP, be classified as current assets and (ii) all Indebtedness of such Person and its subsidiaries, on a consolidated basis, which would in accordance with GAAP, be classified as current liabilities; and in any event including Indebtedness payable on demand or within one (1) year from the date of determination without any option of the obligor to extend or renew beyond such year, all accruals for federal or other taxes based on or measured by income and payable within such year, and including the current portion of long term debt required to be paid within one (1) year.

     (k) "Costa Rica Subsidiary" shall mean Corporacion Farah-Costa Rica S.A., a wholly owned Subsidiary of Farah (Far East) Limited.

     (l) "Event of Default" shall mean the occurrence or existence of any act, event or condition described in Section 4 hereof.

     (m) "Excess Availability" shall mean, at any time, an amount equal to the excess availability pursuant to the advance formulas with respect to eligible accounts and eligible inventory of Borrower, subject to the maximum credit or any sublimits, after deducting the amount of all then outstanding Obligations and reserves, less the aggregate amount of trade payables of Borrower outstanding at such time which are more than thirty (30) days past due.

     (n) "Financing Agreements" shall mean, collectively, the Amended and Restated Accounts Financing Agreement [Security Agreement], dated of even date herewith, between Borrower and Lender and all agreements, documents and instruments now or at any time hereafter executed and/or delivered in connection therewith or related thereto, including, but not limited to, each Guarantee and this Agreement, as all of the foregoing now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced from time to time.

     (o) "Foreign Subsidiaries" shall mean, collectively, Farah (Far East) Limited, Farah UK, Farah (Australia) Pty. Limited, the Costa Rica Subsidiary, Farah Limited (Ireland), Farah (New Zealand) Limited and their respective successors and assigns.

     (p) "GAAP" shall mean generally accepted accounting principles as in effect on the date hereof consistently applied.

     (q) "Guarantee" shall mean the Guarantee and Waiver, dated as of August 2, 1990, as confirmed as of the date hereof, of Guarantor in favor of Lender absolutely and unconditionally guaranteeing all of the now existing and hereafter arising Obligations, liabilities and indebtedness of Borrower to Lender, including, without limitation, those arising under, related to or evidenced by the Financing Agreements (as the same may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced from time to time).

     (r) "Indebtedness" shall mean, as to any Person, all items which, in accordance with GAAP, would be included in determining total liabilities shown on the liability side of its balance sheet as at the date such Indebtedness is to be calculated (except any liability shown on the balance sheet for the deferred gain from the sale of Borrower's premises at 8889 Gateway West, El Paso, Texas) and, in any event, shall include any liabilities secured by any mortgage, pledge, lien or security interest existing on such person's owned or acquired property.

     (s) "Obligations" shall mean all now existing and hereafter arising obligations, liabilities and indebtedness of Guarantor to Lender and/or its affiliates or participants, of every kind and description, however evidenced, including, without limitation, the Obligations, whether direct or indirect, absolute or contingent, joint or several, secured or unsecured, due or not due, primary or secondary, liquidated or unliquidated, whether arising before, during or after the initial or any renewal term of the Financing Agreements, or after the commencement of any case with respect to Guarantor or Borrower under the Bankruptcy Code or any similar statute, whether arising directly or acquired by Lender from any other person, conditionally or as collateral security, by assignment, merger with any other person, assumption, subrogation or otherwise (including, without limitation, participations or interests of Lender in the obligations of Guarantor to others), whether arising under this Agreement, the Guarantee, the other Financing Agreements, by operation of law or otherwise, and whether incurred by Guarantor as principal, surety, endorser, guarantor or otherwise and including, without limitation, all principal, interest, financing charges, early termination and other fees, commissions, costs, expenses and attorneys' and accountants' fees and legal expenses incurred in connection with any of the foregoing.

     (t) "Person" or "person" shall mean an individual, a partnership, a corporation (including a business trust), a joint stock company, a trust, an unincorporated association, a joint venture or other entity or a government or any agency, instrumentality or political subdivision thereof.

     (u) "Subordinated Debentures" shall mean the 8.5% Convertible Subordinated Debentures due February 1, 2004, issued by Guarantor, pursuant to the Indenture, dated February 1, 1994, between Texas Commerce Bank N.A., as trustee, and Guarantor.

     (v) "Subsidiary" or "subsidiary", shall mean any corporation, association or organization, active or inactive, as to which more than fifty (50%) percent of the outstanding voting stock or shares or interests shall now or hereafter be owned or controlled, directly or indirectly by a person, any Subsidiary of such person, or any Subsidiary of such Subsidiary.

         2.       GRANT OF SECURITY INTEREST

     (a) As collateral security for the prompt performance, observance and indefeasible payment in full of all of the Obligations, Guarantor hereby grants to Lender a continuing security interest in and a lien upon and hereby pledges, assigns and transfers to Lender all of the Collateral and Guarantor hereby grants to Lender a right of setoff against any Collateral consisting of money, securities and other property of Guarantor now or hereafter in the possession of or on deposit with Lender or any other person, whether held in a general or special account or deposit or for safekeeping or otherwise. All Collateral shall be security for the performance, observance and indefeasible payment in full of all of the Obligations notwithstanding the maintenance of separate accounts by Lender or the existence of any instruments evidencing any of the Obligations.

     (b) Guarantor hereby constitutes Lender and its agent and any designee of Lender as Guarantor's attorney-in-fact and authorizes Lender or such agent or designee, at Guarantor's cost and expense, to exercise at any time or times in Lender's discretion all or any of the following powers, which power-of-attorney being coupled with an interest shall be irrevocable until all Obligations have been paid in full: (i) receive, take, endorse, assign, deliver, accept and deposit, in the name of Lender or Guarantor, any and all cash, checks, drafts, remittances and other instruments and documents relating to the Collateral, (ii) on or after the occurrence of an Event of Default, receive and open all mail addressed to Guarantor and notify postal authorities to change the address for delivery thereof to such address as Lender may designate, (iii) transmit to account debtors notice of the interest of Lender in the Collateral or request from such account debtors at any time, in the name of Guarantor, Lender or any designee of Lender, information concerning the Collateral and any amounts owing with respect thereto, (iv) on or after the occurrence of an Event of Default, notify account debtors to make payment directly to Lender, (v) on or after the occurrence of an Event of Default, take or bring, in the name of Lender or Guarantor, all steps, actions, suits or proceedings deemed by Lender necessary or desirable to effect collection of the Collateral, (vi) enter Guarantor's premises for the purpose of inspecting, verifying, auditing, maintaining, preserving, protecting and removing the Collateral, and execute in the name and on behalf of Guarantor one or more Uniform Commercial Code financing statements or amendments with respect to the Collateral, naming Guarantor as debtor and Lender as secured party and indicating and describing therein the types and the items of Collateral. Guarantor hereby releases Lender, its officers, employees and designees, from any liability arising from any act or acts taken under such power-of-attorney under the Guarantee, this Agreement, the other Financing Agreements or in furtherance hereof or thereof, whether of omission or commission, and whether based upon any error of judgment or mistake of law or fact, except for Lender's own gross negligence or willful misconduct.

         3.       REPRESENTATIONS, WARRANTIES AND COVENANTS

         Guarantor hereby represents, warrants and covenants to Lender the following (which shall survive the execution and delivery of this Agreement), the truth and accuracy of which, or compliance with, being a continuing condition of the making of loans by Lender to Borrower under the Financing
Agreements:

     (a) Guarantor will not directly or indirectly sell, lease, transfer, abandon or otherwise dispose of all or any substantial portion of its property or assets or consolidate or merge with or into any other entity or permit any other entity to consolidate or merge with or into it; provided that a wholly-owned subsidiary of Guarantor (other than Borrower) may, or at least ten
(10) days prior written notice to Lender, merge with and into Guarantor or another wholly-owned Subsidiary of Guarantor so long as (i) Guarantor is the surviving corporation, (ii) a Borrower is the surviving corporation, or (iii) another wholly-owned Subsidiary of Guarantor is the surviving corporation and has executed such agreements as reasonably requested by, and in favor of, Lender and in form and substance satisfactory to Lender. Guarantor will at all times preserve, renew and keep in full force and effect its existence as a corporation and the rights and franchises with respect thereto and continue to engage in business of the same type as it is engaged as of the date hereof. Guarantor will give Lender thirty (30) days prior written notice of any proposed change in its corporate name which notice shall set forth the new name.

     (b) Guarantor's books and records and chief executive office are maintained at the address referred to below. Guarantor shall not change such location without Lender's prior written consent and prior to making any such change, Guarantor agrees to execute any additional financing statements or other documents or notices which Lender may require. The only locations of any Collateral are those addresses listed on Exhibit A hereto and made a part hereof. Exhibit A sets forth the owner and/or operator of the premises at such addresses for all locations which Guarantor does not own and operate and all mortgages, if any, with respect to the premises. Guarantor will not remove any Collateral from such locations, without Lender's prior written consent, except for sales of Inventory in the ordinary course of Guarantor's business.

     (c) Guarantor will maintain its books, records and accounts in accordance with GAAP. Guarantor agrees to furnish Lender with interim financial statements (including balance sheets, statements of income and retained earnings and cash flow statements), and to furnish Lender, at any time or from time to time with such other information regarding its business affairs and financial condition as Lender may reasonably request, including, without limitation, balance sheets, statements of income, financial statements of cash flows and projections, forecasts, schedules, agings and reports. Guarantor hereby irrevocably authorizes and directs all accountants, auditors or other third parties to deliver to Lender, at Guarantors expense, copies of its financial statements, papers related thereto, and other accounting records of any nature in their possession and to disclose to Lender any information they may have regarding its business affairs and financial conditions. Guarantor will furnish Lender with audited financial statements on an annual basis certified by independent public accounts selected by Guarantor and acceptable to Lender. All such statements and information will fairly present Guarantors financial condition as of the dates and the results of Guarantor's operations for the periods, for which the same are furnished. Any documents, schedules or other papers delivered to Lender may be destroyed or otherwise disposed of by Lender one (1) year after the same are delivered to Lender, unless Guarantor makes written request therefor and pays all expenses attendant to their return, in which event Lender shall return same when Lender's actual or anticipated need therefor has ceased.

     (d) Guarantor will duly pay and discharge all taxes, assessments, contributions and governmental charges upon or against Guarantor or its properties or assets prior to the date on which penalties attach thereto. Guarantor will be liable for any tax or penalty imposed upon any transaction under this Agreement or giving rise to the Accounts or any other Collateral or which Lender may be required to withhold or pay for any reason and Guarantor agrees to indemnify and hold Lender harmless with respect thereto, and to repay to Lender on demand the amount thereof, and until paid by Guarantor such amount shall be added to and deemed part of the Obligations.

     (e) Except as otherwise disclosed to Lender in writing and investigations of Guarantor by the Internal Revenue Service or other governmental authorities in accordance with their ordinary customs and past practice with respect to Guarantor, there is no present investigation by any governmental agency pending or threatened against Guarantor and there is no action, suit, proceeding or claim pending or threatened against Guarantor or its assets or goodwill, or affecting any transactions contemplated by this Agreement or the other Financing Agreements, or any instruments or documents delivered in connection herewith or therewith before any court, arbitrator, or governmental or administrative body or agency which if adversely determined with respect to Guarantor would result in any material adverse change in Guarantor's business, properties, assets, goodwill, or condition, financial or otherwise.

     (f) The  execution,  delivery and  performance of this Agreement are within
Guarantor's corporate powers, have been duly authorized, are not in contravention of law or the terms of Guarantor's Charter, By-Laws or other incorporation papers, or of any material indenture, agreement or undertaking to which Guarantor is a party or by which Guarantor is bound.

     (g) Guarantor will, at all times, maintain a Consolidated Tangible Net Worth of not less than $38,800,000.

     (h) Guarantor will, at all times, maintain a Consolidated Working Capital of not less than $22,500,000.

     (i) Guarantor will not, and will not permit any Subsidiary to, in the aggregate for all of them, directly or indirectly, expend or commit to expend (through purchase, capital leases or otherwise) fixed or capital assets, or incur Indebtedness to finance the acquisition of fixed or capital assets, on a non-cumulative basis (such that expenditures not made or committed to be made in any one fiscal year may not be made or committed to be made in any following fiscal year) in excess of $30,000,000 in 1997 and $6,500,000 in any fiscal year of Guarantor thereafter; provided, that in the event the $30,000,000 limitation referenced above exceeds the amount of capital expenditures actually made in 1997 by all such Subsidiaries (including Farah USA), then, in addition to the amount of capital expenditures which may otherwise be made in 1998, Guarantor and its Subsidiaries, may make or commit to make capital expenditures in 1998 to the extent of such excess (in addition to the aforesaid amount allowed in 1998) for all such Subsidiaries and Guarantor.

     (j) Guarantor does not have any Subsidiaries as of the date hereof except as set forth on Exhibit B hereto. The common stock of Guarantor is publicly traded and registered with the New York Stock Exchange and is publicly traded (but not registered) with the Pacific Stock Exchange. Guarantor will not form or acquire any Subsidiaries without the prior written consent of Lender. In the event Lender so consents, promptly upon such formation or acquisition:

     (i) as to any Subsidiary incorporated or otherwise formed under the laws of any jurisdiction in the United States of America, Guarantor will cause any such Subsidiary to execute and deliver to Lender, in form and substance satisfactory to Lender and its counsel: (A) an absolute and unconditional guarantee of payment of any and all present and future Obligations of Borrower to Lender, (B) a general security agreement granting to Lender a first and only lien (except as otherwise consented to by Lender) upon all of such Subsidiary's assets, (C) related Uniform Commercial Code Financing Statements, and (D) such other agreements, documents and instruments as Lender may require, including, but not limited to, supplements and amendments hereto and other loan agreements or instruments evidencing indebtedness of such new Subsidiary to Lender; and

     (ii) as to any Subsidiary incorporated or otherwise formed under the laws of any jurisdiction outside the United States of America, Guarantor will execute and deliver, or cause to be executed and delivered, to Lender, in form and substance satisfactory to Lender and its counsel: (A) a pledge and security agreement granting Lender a first and only pledge of and security interest in all of the issued and outstanding shares of capital stock of such Subsidiary,
(B) all original certificates and other evidence of such shares of capital stock, together with stock powers duly executed in blank with respect thereto and (C) such other agreements, documents and instruments as Lender may require, including, but not limited to, supplements and amendments hereto.

     (k) Guarantor will not, and will not permit any Subsidiary to, create, incur, assume or permit to exist, contingently or otherwise, any Indebtedness, except:

     (i) Indebtedness to Lender;

     (ii) Indebtedness consisting of unsecured current liabilities incurred in the ordinary course of its business which are not past due;

     (iii) Indebtedness incurred in the ordinary course of its business secured only by liens permitted under Sections 3(l)(ii) and 3(l)(iii) hereof;

     (iv)  Indebtedness  of the  Borrower  Foreign  Subsidiary  permitted  under
Section 3(m)(v) hereof;

     (v) Indebtedness other than unsecured current liabilities of any of the Foreign Subsidiaries to persons other than Lender incurred in the ordinary course of its business and Indebtedness other than unsecured current liabilities of any indirect Subsidiary of Guarantor incorporated in a jurisdiction outside the United States of America which is otherwise permitted by Lender;

     (vi) unsecured Indebtedness owing to a Borrower evidencing loans made by such Borrower to another Borrower, provided that such Borrower collaterally assigns to Lender the note and/or other agreements evidencing such Indebtedness in form and substance satisfactory to Lender;

     (vii) Indebtedness evidencing letter of credits issued by third parties on behalf of Farah UK in an aggregate amount not to exceed 500,000 in British Pounds Sterling at any time outstanding;

     (viii) unsecured Indebtedness of Farah UK under custom guarantees in respect of the payment of import duties in an aggregate amount not to exceed 250,000 in British Pounds Sterling;

     (ix) unsecured or secured Indebtedness of Borrower for borrowed money received by Borrower in the form of cash or other immediately available funds arising after the date hereof, which is in all respects subject and subordinate in right of payment to the Indebtedness and other Obligations of Borrower to Lender, provided that, (A) the terms and conditions of such Indebtedness, including, without limitation, the terms of the subordination thereof, shall be, in all respects, in form and substance satisfactory to Lender, (B) Lender shall have received thirty (30) days prior written notice of Borrower's intention to incur such Indebtedness and (C) prior to incurring such Indebtedness, the lender or lenders with respect to such Indebtedness and Borrower shall duly and validly execute and deliver to Lender a subordination agreement in favor of Lender with respect to such Indebtedness, in form and substance satisfactory to Lender;

     (x) Indebtedness owing to any one person existing on the date hereof in an amount less than $100,000 and any other Indebtedness existing on the date hereof equal to or in excess of such amount which is described on Exhibit C hereto, provided, that: (A) Guarantor and its subsidiaries may only make regularly scheduled payments of principal and interest in respect of such Indebtedness as set forth on Exhibit C, (B) Guarantor will not, directly or indirectly, (1) make any prepayments or other non-mandatory payments in respect of any such Indebtedness or (2) redeem, retire, defease, purchase or otherwise acquire such Indebtedness, or set aside or otherwise deposit or invest any sums for such purpose or (3) amend, modify, alter or change the terms of the arrangements relating thereto or any agreement or instrument evidencing such Indebtedness, and (C) Guarantor and its subsidiaries will furnish to Lender all notices, demands or other materials concerning such Indebtedness, promptly after receipt thereof or concurrently with the sending thereof, as the case may be;

     (xi) Indebtedness of Guarantor existing on the date hereof pursuant to the Subordinated Debentures and which is unsecured, provided, that: (i) no payments of such Indebtedness will be made, except that unless and until the occurrence of an Event of Default or an act, event or condition which with notice or passage of time or both would constitute an Event of Default, Guarantor may make regularly scheduled payments of principal and interest in respect of such Indebtedness in accordance with the terms of the Subordinated Debentures as in effect on the date hereof; (ii) Guarantor will not, directly or indirectly, (A) make any prepayments or other non-mandatory payments in respect of the Subordinated Debentures or any payments pursuant to the purported acceleration of the Subordinated Debentures or (B) amend, modify, alter or change the terms of the Subordinated Debentures or any agreement or instrument related thereto, or (C) redeem, retire, defease, purchase or otherwise acquire such Indebtedness, or act aside or otherwise deposit or invest any sums for such purpose, and (iii) Guarantor will furnish to Lender all notices, demands or other materials received concerning such Indebtedness, promptly after receipt thereof or concurrently with the sending thereof, as the case may be;

     (xii) unsecured Indebtedness of the Costa Rica Subsidiary owing to Farah USA in respect of payments by the Costa Rica Subsidiary owing to Farah USA for trade payables paid by Farah USA and incurred by the Costa Rica Subsidiary in the ordinary course of business;

     (xiii) unsecured Indebtedness of Farah USA under importer bond in respect of payment of import duties in an amount not to exceed $500,000;

     (xiv) unsecured Indebtedness of Farah USA in the Costa Rica Subsidiary in respect of payments of trade payable incurred by the Costa Rica Subsidiary in the ordinary course of business;

     (xv) unsecured Indebtedness owing to a Borrower evidencing loans made by such Borrower to another Borrower, provided that such Borrower collaterally assigns the notes and/or agreements evidencing such loans to Lender in form and substance satisfactory to Lender;

     (xvi) Indebtedness arising, directly or indirectly, from the issuance of industrial revenue bonds, in form and substance satisfactory to Lender, for the sole purpose of providing Farah USA with funds to purchase the distribution center to be located in New Mexico for Farah USA and equipment to be used therein;

     (xvii) Indebtedness of Farah USA owed to a third party lender secured by liens permitted under Sections 3(l)(vii) and 3(l)(xi) hereof;

     (xviii) Indebtedness to third party lenders of Farah UK if Farah UK terminates its Obligations under the Amended and Restated Accounts Financing Agreement, the Farah UK Supplement, the Farah UK Agreements, and the other Financing Agreements in accordance with the terms and conditions of Section 8 of the Farah UK Supplement;

     (xix) unsecured Indebtedness evidencing loans by Farah (Australia) Pty. Limited to Farah (New Zealand) Limited not to exceed $1,010,000 (Australia Dollars);

     (xx) unsecured Indebtedness evidencing advances made by Farah (Australia ) Pty. Limited to Farah (New Zealand) Limited in respect of trade payables incurred in the ordinary course of business not to exceed in the aggregate at any one time $500,000 (Australia Dollars); and

     (xxi) Indebtedness to third party lenders of Farah (Australia) Pty. Limited and/or Farah (New Zealand) Limited incurred after the date hereof.

     (l) Guarantor will not, and will not permit any subsidiary to, create or suffer to exist any mortgage, pledge, security interest, lien, encumbrance, defect in title or restriction upon the use of their real or personal properties, whether now owned or hereafter acquired, except:

     (i) the liens or security interests in favor of Lender;

     (ii) tax, mechanics and other like statutory liens arising in the ordinary course of Guarantor's or its subsidiary's respective businesses to the extent
(A) such liens secure Indebtedness which is not overdue or (B) until foreclosure or similar proceedings shall have been commenced, such liens secure Indebtedness relating to claims or liabilities which are being contested in good faith by appropriate proceedings available to Guarantor or its subsidiaries prior to the commencement of foreclosure or other similar proceedings and are adequately escrowed for or reserved against in Lender's judgment;

     (iii) purchase money mortgages or other purchase money liens or security interests upon any specific fixed assets now existing or hereafter acquired, or mortgages, liens or security interests existing on any such fixed assets at the time of acquisition thereof (including, without limitation, capitalized or finance leases) or in connection with the refinancing of the existing capitalized leases with respect to specific assets, provided, that, (A) no such purchase money or other mortgage, lien or security interest (or capitalized or finance lease, as the case may be) with respect to specific future fixed assets or as refinanced shall extend to or cover any other property, other than the specific fixed assets so acquired, or acquired or refinanced subject to such mortgage, lien or security interest (or lease) and the proceeds thereof, (B) such mortgage, lien or security interest secures the obligation to pay the purchase price of such specific fixed assets only (or the obligations under the capitalized or finance lease), and (C) the principal amount secured thereby shall not exceed one hundred (100%) percent of the cost of the fixed assets so acquired; and

     (iv) the liens and security interests granted by Borrower and Guarantor to the Banks to secure the Indebtedness permitted under Section 3(k)(viii), which liens and security interests are, in all respects, subordinate and subject to the liens and security interests in favor of Congress;

     (v) the existing liens, encumbrances or security interests described on Exhibit D hereto or on the title insurance policy issued in favor of Lender with respect to the real property of Borrower, provided, that, such liens, encumbrances or security interests with respect to the real property: (i) do not interfere with the use of the real property or the ordinary conduct of Borrower, business as currently conducted, or proposed to be conducted, thereon and (ii) do not impair the value of the affected property;

     (vi)  liens and  security  interests  securing  Indebtedness  described  in
Section 3(k)(ix) hereof; provided that such liens and security interests are subordinated pursuant to an subordination agreement acceptable to Lender;

     (vii) liens and security interests upon the computer equipment of Farah USA securing Indebtedness of Farah USA owed to a third party lender, provided that the principal balance advanced to Farah USA by such third party lender in respect of such computer equipment shall not exceed $750,000; and in furtherance of the liens permitted under this Section 3(l)(vii) Lender shall, upon Farah USA's request, execute and deliver to Farah USA such documents and UCC-3 Financing Statements evidencing the release of Lender's security interest in such computer equipment as Farah USA may reasonably request;

     (viii) liens, security interests and charges against the assets of Farah UK securing the Indebtedness described in Section 3(k)(xviii) above;

     (ix) liens, security interests and charges against the assets of Farah (Australia) Pty. Limited and Farah (New Zealand) Limited securing Indebtedness described in Section 3(k)(xxi) hereof;

     (x) liens against the distribution center, equipment therein and real property thereunder securing the Indebtedness referred to in Section 3(k)(xvi) hereof; and

     (xi) liens and security interests upon manufacturing equipment of Farah USA to be located in Mexico securing Indebtedness of Farah USA owed to a third party lender in connection with "Torreon Project," provided that the principal balance advanced to Farah USA by such third party lender in respect of such equipment shall not exceed $1,000,000. In furtherance of the liens permitted under this
Section 3(l)(xi) Lender shall, upon Farah USA's request, execute and deliver to Farah USA such documents and UCC-3 Financing Statements evidencing the release of Lender's security interest in such equipment as Farah USA may reasonably request; and

     (m) Guarantor will not, and will not permit any Subsidiary to, directly or indirectly, make any loans or advance money or property to any Person, or invest in (by capital contribution, dividend or otherwise) or purchase or repurchase the stock or Indebtedness or all or a substantial part of the assets or property of any Person, or guarantee, assume, endorse, or otherwise become responsible for (directly or indirectly) the Indebtedness, performance, obligations or dividends of any Person or agree to do any of the foregoing, except:

     (i) guarantees in favor of Lender;

     (ii) the guarantee by [Farah (Far East) Limited in favor of the Bank of New Zealand of the obligations of Farah (Fiji) Limited in an amount up to $950,000 (Fiji Dollars) as in effect on the date hereof;

     (iii) the endorsement of instruments for collection or deposit in the ordinary course of business;

     (iv) investments by Guarantor and its subsidiaries in the stock of any Subsidiary existing as of the date hereof or hereafter approved by Lender;

     (v) unless and until the occurrence of an Event of Default, advances by Borrower in the ordinary course of business from time to time for the account of the Borrower Foreign Subsidiary for their working capital or otherwise in the ordinary course of their respective businesses;

     (vi) loans by a Borrower to any other Borrower, provided that such Borrower collaterally assigns the note and agreements evidencing such loans to Lender in form and substance satisfactory to Lender;

     (vii) guarantee or assumption by Farah USA of the obligations of Global Sourcing Services, L.L.C. to vendors of new machinery and equipment and/or investment by Farah U.S.A. in Global Sourcing Services, L.L.C. by transfer of new machinery and equipment of Farah USA to Global Sourcing Services, L.L.C., provided that the aggregate amount of such guaranty obligations and such investments shall not exceed $3,500,000. In furtherance of the foregoing, in the event Farah USA transfers any equipment described above to the capital of Global Sourcing Services, L.L.C., Lender shall, upon Farah USA's request, execute and deliver to Farah USA such documents and UCC-3 Financing Statements evidencing the release of Lender's security interest in such equipment as Farah USA may reasonably request; provided, however, that, prior to such release, Farah USA shall have executed and delivered to Lender a pledge and security agreement of Farah USA's member interest in such limited liability company in form and substance satisfactory to Lender;

     (viii) after written notice thereof to Lender, investments in the following instruments, which shall be pledged and delivered to Lender upon Lender's request, (A) marketable obligations issued or guaranteed by the United States of America or an instrumentality or agency thereof, maturing not more than one (1) year after the date of acquisition thereof, (B) certificates of deposit or other obligations maturing not more than one (1) year after the date of acquisition thereof issued by any bank or trust company organized under the laws of and located in the United States of America or any State thereof and having capital, surplus and undivided profits of at least $100,000,000, and (C) open market commercial paper with a maturity not in excess of two hundred seventy (270) days from the date of acquisition thereof which have the highest credit rating by either Standard & Poor's Corporation or Moody's Investors Service, Inc.

     (ix) investment by Farah USA in 50% of the capital of Global Sourcing Services, L.L.C.;

     (x) the guarantees by Guarantor of the obligations of Value Slacks, Inc. and Value Clothing pursuant to certain real property leases, provided, that, (A) in no event shall the aggregate liability of Guarantor thereunder exceed $5,000,000; (B) Guarantor will not, and will not permit Value Slacks, Inc. and Value Clothing to, amend, modify, alter or change the terms of such guarantees or leases in any material respect so as to increase the liabilities of Guarantor or Value Slacks, Inc. or Value Clothing thereunder; and (C) Guarantor will furnish to Lender all material notices, demands or other materials concerning such guarantees and leases, promptly after receipt thereof or concurrently with the sending thereof, as the case may be;

     (xi) the guarantees by Value Slacks, Inc. of the obligations of Value Clothing pursuant to certain real property leases, provided, that (A) in no event shall the aggregate liability of Guarantor thereunder exceed $4,000,000;
(B) Guarantor will not permit Value Clothing to, amend, modify, alter or change the terms of such guarantees or leases in any material respect so as to increase the liabilities of Value Slacks, Inc. or Value Clothing thereunder, and (C) Guarantor will cause Value Slacks and Value Clothing to furnish to Lender all material notices, demands or other materials concerning such guarantees and leases, promptly after receipt thereof or concurrently with the sending thereof, as the case may be;

     (xii) investment by Farah Offshore Sourcing Company in 50% of the capital of Global Sourcing Services, Inc., a Cayman Islands company;

     (xiii) investment by Farah Offshore Sourcing Company in 50% of the capital of JBRM Manufacturing Services, Inc., a Cayman Islands company;

     (xiv) advances by Farah USA to the Costa Rica Subsidiary in respect of payments of trade payables incurred by the Costa Rica Subsidiary in the ordinary course of business;

     (xv) Indebtedness of the Costa Rica Subsidiary owed to Farah USA in respect of payments by the Costa Rica Subsidiary to Farah USA for trade payables incurred by the Costa Rica Subsidiary in the ordinary course of business;

     (xvi) guarantee by Farah International, Inc. and/or Guarantor of the obligations described in Section 3(k)(xxii) hereof in favor of third party lenders of Farah (Australia) Pty. Limited and Farah (New Zealand) Limited;

     (xvii) the guarantee by Guarantor of the obligations of Farah (Australia) Pty. Limited to Australia and New Zealand Banking Group Limited;

     (xviii) guarantee by Guarantor and Farah USA pursuant to the indemnification obligations under that certain Asset Purchase Agreement dated as of May 20, 1996, among Galey & Lord, Inc., Galey and Lord Industries, Inc., Guarantor, Farah USA and Dimmit Industries, S.A. de C.V.

     (xix) guarantee by Guarantor of real property lease obligations of Farah USA under the terms of that certain Lease Agreement dated as of October 4, 1996, between Farah USA and Orso Partners, Ltd., as amended from time to time;

     (xx) guarantee by Guarantor of real property lease obligations of Farah USA under the terms of that certain Standard Industrial/Commercial Single-Tenant Lease-Net dated November 30, 1996, between Farah USA and Santa Teresa Limited Partnership, as amended from time to time;

     (xxi) advances made by Farah (Australia) Pty. Limited to Farah (New Zealand) Limited in respect of trade payables incurred in the ordinary course of business not to exceed in the aggregate at any one time $500,000 (Australia Dollars);

     (xxii) loans by Farah (Australia) Pty. Limited to Farah (New Zealand) Limited not to exceed $1,010,000 (Australia Dollars);

     (xxiii) the guarantees by Guarantor of the purchase money obligations of its Subsidiaries to third party lenders which are permitted pursuant to Sections 3(l)(iii) hereof; and

     (xxiv) investments of Farah (Far East) Limited in 50% of the capital stock of each of Farah (Fiji) Limited and South Pacific Investments Limited;

     (n) Guarantor will not, and will not permit any subsidiary to, directly or indirectly:

     (i) purchase, acquire or lease any property or receive any services from, or sell, transfer or lease any property or services to, any Affiliate of Guarantor, except on prices and terms no less favorable than would have been obtained in an arm's length transaction with a non-affiliated person; or

     (ii) make any payment of management fees or other or of the principal amount of or interest on any Indebtedness owing to any shareholder, officer, director or other Affiliate of Guarantor, except: (A) the Subsidiaries of Guarantor (other than Borrower) may pay any management or other fees, and (B) the Subsidiaries of Guarantor (other than Borrower) may repay any Indebtedness owing to Guarantor or any of its other Subsidiaries and (C) Borrower may pay consulting fees, salaries, director fees and expenses incurred in the ordinary course of business to each member of the Board of Directors.

     (o) Guarantor will not, and will not permit Borrower to, directly or indirectly, during any fiscal year, commencing with the current fiscal year, declare or pay any dividends on account of any shares of any class of capital stock of Guarantor or Borrower now or hereafter outstanding, or set aside or otherwise deposit or invest any sums for such purpose, or redeem, retire, defease, purchase or otherwise acquire any shares of any class of capital stock (or set aside or otherwise deposit or invest any sums for such purpose) for any consideration other than stock or apply or set apart any sums, or make any other distribution (by reduction of capital or otherwise) in respect of any such shares or agree to do any of the foregoing.

     (p) All notes receivable now or hereafter executed in favor of Guarantor evidence a valid and legally enforceable indebtedness of the maker thereof and the face amount of which is unconditionally owing to Guarantor, without offset, defense or counterclaim of any kind, nature or description whatsoever.
Guarantor, as payee with respect to any promissory note, now existing or hereafter arising, or with respect to which Guarantor is otherwise entitled to payment, in either case as to which the original principal amount equals or exceeds $10,000, will endorse, or cause to be endorsed, all such notes receivable to the order of Lender and shall immediately upon receipt of any such notes deliver the originals thereof so endorsed to Lender as additional Collateral.

     (q) Guarantor will permit representatives of Lender at any time to inspect its inventory, equipment and other tangible Collateral and to have free access to and right of inspection of any papers, instruments and records pertaining to any of the Collateral and make abstracts or photocopies from Guarantor's books and records, at the expense of Guarantor, pertaining to inventory, accounts, contract rights, chattel paper, instruments, documents and other Collateral. The foregoing rights shall be in addition to and shall not limit Lender's rights and remedies with respect to the Collateral upon or at any time after the occurrence of an Event of Default (as provided hereunder).

     (r) Guarantor will at all times maintain, with financially sound and reputable insurers, casualty and hazard insurance with respect to the Collateral for not less than its full market value and against all risks to which it may be exposed except to the extent Guarantor is self insured for losses up to $250,000. All such insurance policies shall be in such form, substance, amounts and coverage as may be satisfactory to Lender and shall provide for thirty (30) days' minimum prior cancellation notice in writing to Lender. Lender may act as attorney for Guarantor in obtaining, adjusting, settling, amending and canceling such insurance. Guarantor will promptly (i) obtain endorsements to all existing and future insurance policies with respect to the Collateral specifying that the proceeds of such insurance shall be payable to Lender and Guarantor as their interests may appear and further specifying that Lender shall be paid regardless of any act, omission or breach of warranty by Guarantor, (ii) deliver to Lender an original executed copy of, or executed certificate of the insurance carrier with respect to, such endorsement and, at the Lender's request, the original or a certified duplicate copy of the underlying insurance policy, and (iii) deliver to Lender such other evidence which is satisfactory to Lender of compliance with the provisions hereof. Guarantor will promptly notify Lender in writing of the details of any material loss, damage, investigation, action, suit, proceeding or claim relating to the Collateral or which would result in any material adverse change in Guarantor's business, properties, assets, goodwill or condition, financial or otherwise. At Lender's option, Lender may apply any insurance monies received at any time to the cost of repairs to or replacement for the Collateral and/or to payment of any of the Obligations, whether or not due, in any order and in such manner as Lender, in its discretion, may determine.

     (s) Upon Lender's request, on or after the occurrence of an Event of Default at any time and from time to time, but in no event prior to the occurrence of an Event of Default more than once in any twelve (12) consecutive month period, Guarantor will, at its sole cost and expense, execute and deliver to Lender written reports or appraisals as to the Collateral consisting of inventory and equipment listing all items and categories thereof, describing the condition of same and setting forth the value thereof (the lower of cost or market value of the inventory and the lower of net cost less depreciation, fair market value and/or liquidation value of the equipment), in such form as is satisfactory to Lender.

     (t) Guarantor will, at its own expense, keep the Collateral consisting of equipment in good order, repair, running and marketable condition, ordinary wear and tear excepted and except for Collateral consisting of equipment which is not used or useful in the conduct of Guarantors business as of the date hereof.

     (u) Guarantor will (i) use, store and maintain the Collateral consisting of inventory and equipment with all reasonable care and caution, and (ii) use such Collateral for lawful purposes only and in conformity with applicable laws, ordinances and regulations.

     (v) At its option, Lender may discharge taxes, liens or security interests or other encumbrances at any time levied or placed on the Collateral and may pay for the maintenance and preservation of the Collateral and Guarantor agrees to reimburse Lender on demand, together with interest therein at the rate specified in the Financing Agreements, for any payment made or expense incurred by Lender in connection with the foregoing and any such payment or expense shall constitute a part of the Obligations secured hereby.

     (w) All Collateral consisting of inventory shall be produced in accordance with the requirements of the Federal Fair Labor Standards Act of 1938, as amended and all rules, regulations and orders related thereto. The Collateral consisting of inventory and equipment is and will be used in Guarantor's business and not for personal, family, household or farming use. The Collateral consisting of equipment is now and will remain personal property and Guarantor will not permit any of the equipment to be or become a part of or affixed to real property without (i) prior written notice to Lender and Lender's written consent and (ii) first making all arrangements, and delivering or causing to be delivered to Lender, such agreements and other documentation requested by Lender for the protection and preservation of Lender's security interests and liens, in form and satisfactory to Lender, including, without limitation, waivers and subordination agreements by any landlords or mortgagees of statutory and non-statutory liens and rights of distraint. Guarantor assumes all responsibility and liability arising from or relating to the use, sale or other disposition of its inventory and equipment as between Guarantor and Lender.

     (x) Guarantor will, at its expense, duly execute and deliver, or cause to be duly executed and delivered, such further agreements, instruments and documents, including, without limitation, additional security agreements, mortgages, deeds of trust, deeds to secure debt, collateral assignments, Uniform Commercial Code financing statements or amendments or continuations thereof, landlords or mortgagee's waivers of liens and consents to the exercise by Lender of all Lender's rights and remedies hereunder, under any of the other Financing Agreements or applicable law with respect to the Collateral, and do or cause to be done such further acts as may be necessary or proper in Lender's opinion to evidence, perfect, maintain and enforce Lender's security interest and the priority thereof in the Collateral and to otherwise effectuate the provisions or purposes of this Agreement or any of the other Financing Agreements. Where permitted by law, Guarantor hereby authorizes Lender to execute and file one or more Uniform Commercial Code financing statements signed only by Lender.

     (y) Guarantor will promptly pay Lender any and all sums, costs and expenses which Lender may pay or incur in connection with the preparation and negotiation of this Agreement, the Guarantee, any of the other Financing Agreements, and any related agreements or instruments, or in defending, protecting or enforcing the security interest granted herein or in enforcing payment of the Obligations or otherwise in connection with the provisions hereof, including without limitation, all search, filing and recording fees, taxes, and attorneys' fees and all fees and expenses for the service and filing of papers, marshals, sheriffs, custodians, auctioneers and others, and all court costs and collection charges, all of which shall be part of the Obligations secured hereby and shall be payable on demand.

         4.       EVENTS OF DEFAULT

         All Obligations shall be, at Lender's option, immediately due and payable without notice or demand (notwithstanding any deferred or installment payments allowed, if any, by any instrument evidencing or relating to the Obligations) and any provision of the Financing Agreements as to future loans and advances by Lender to Borrower shall, at Lender's option, terminate forthwith, upon the occurrence of any one or more of the following ("Events of Default"):

     (a) Guarantor shall be in default in the payment of any of the Obligations when due, which default shall continue for three (3) days; or

     (b) Guarantor shall fail to observe or perform any covenant or agreement contained herein or in any of the other Financing Agreements other than as described in subsection (a) above and such failure shall continue for five (5) business days, provided, that, such five (5) business day period shall not apply in the case of: (i) any failure to observe any such covenant or agreement which is not capable of being cured at all or within such five (5) business day period or which has been the subject of a prior failure within a six (6) month period or (ii) an intentional breach by Guarantor or its management of any such covenant or agreement; or

     (c) any other guarantor, endorser or person liable on the Obligations shall terminate or breach any of the terms, covenants, conditions or provisions of any guarantee, endorsement or other agreement of such person with, or in favor of, Lender; or

     (d) any representation, warranty or statement of fact when made to Lender at any time by or on behalf of Guarantor is false or misleading in any material respect; or

     (e) Guarantor or any other guarantor, endorser or person liable on the Obligations shall become insolvent, generally unable to pay its debts as they mature, call a meeting of creditors or have a creditors' committee appointed, make a general assignment for the benefit of creditors, suspend or discontinue doing business for any reason, or shall commence or have commenced against it any action or proceeding for the appointment of any trustee, receiver, custodian or liquidator of it or all or any part of its properties or assets; or

     (f) a judgment is rendered against Guarantor or any other guarantor, endorser or person liable on the Obligations in excess of $250,000 in any one case or in excess of $500,000 in the aggregate and the same shall remain undischarged for a period in excess of thirty (30) days or execution shall at any time not be effectively stayed; or

     (g) Guarantor or any other guarantor, endorser or person liable on the Obligations shall commence any action or proceeding for relief under the Bankruptcy Code or any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under the Bankruptcy Code or any other present or future statute, law or regulation or shall take any corporate action to authorize any of such actions or proceedings; or

     (h) Guarantor or any other guarantor, endorser or person liable on the Obligations shall have commenced against it any action or proceeding for relief under the Bankruptcy Code or any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under the Bankruptcy Code or any other present or future statute, law or regulation which is not dismissed within thirty (30) days of its commencement, or Guarantor, any other guarantor, endorser or person shall file any answer admitting or not contesting the allegations of a petition filed against it in any such proceeding or by any act or omission indicates its consent to, acquiescence in or approval of, any such action or proceeding or if the relief requested is granted sooner; or

     (i) there shall be a material adverse change in the business, assets or condition (financial or otherwise) of Guarantor from the date hereof; or

     (j) there is any change in the majority  control or ownership of Guarantor;
or

     (k) at any time, Lender shall, in its reasonable discretion, consider the Obligations insecure or all or any part of the Collateral unsafe, insecure or insufficient and Guarantor shall not on Lender's demand furnish other Collateral or make payment on account, reasonably satisfactory to Lender; or

     (l) Guarantor or any other guarantor, endorser or person liable on the Obligations shall default in the payment of any amounts at any time due on any indebtedness owed by it or in the performance of any of the other terms or covenants of any evidence of such indebtedness or of any material mortgage, security agreement, indenture, pledge or other agreement relating thereto or securing such indebtedness or with respect to any material contract, lease, license or other agreement with any person other than Lender, which default continues for more than the applicable cure period, if any, with respect thereto; or

     (m) the occurrence of an event of default under any of the other Financing Agreements.

         5.       RIGHTS AND REMEDIES

     (a) Upon the occurrence of any Event of Default and at any time thereafter, in addition to all other rights and remedies of Lender, whether provided under the Uniform Commercial Code or other applicable law, this Agreement, the Guarantee, the other Financing Agreements or otherwise, Lender shall have the following rights and remedies which may be exercised, in its discretion, at any time or times, with or without judicial process, with or without the assistance of others and without notice to or consent by Guarantor except as such notice or consent or judicial process is expressly provided for hereunder or required by law:

     (i) accelerate payment of all Obligations and demand immediate payment thereof to Lender;

     (ii) enter upon any premises on or in which any of the Collateral may be located and, without resistance or interference by Guarantor, take possession of the Collateral;

     (iii) complete processing, manufacturing and repair of all or any portion of the Collateral;

     (iv) require Guarantor, at its expense, to assemble and make available to Lender any part or all of the Collateral at any place and time designated by Lender; and

     (v) remove any or all of the Collateral from any premises on or in which the same may be located, for the purpose of effecting the sale, foreclosure or other disposition thereof or for any other lawful purpose;

     (vi) appropriate, set off and apply to the payment of any or all of the Obligations, any or all Collateral, in such manner as Lender shall in Lender's sole discretion determine, and enforce payment of any Collateral, settle, compromise or release in whole or in part any amounts owing on the Collateral, prosecute any action, suit or proceeding with respect to the Collateral, extend the time of payment of any and all Collateral, make allowances and adjustments with respect thereto, and issue credits in Lender's or Guarantor's name; and

     (vii) sell, assign, foreclose or otherwise dispose of and deliver any or all of the Collateral, at public or private sale, at broker's board, for cash, upon credit or otherwise, at Lender's sole option and discretion, on or in any of Guarantor's premises or premises of any other person, and Lender may bid or become purchaser at any such sale, if public, free from any right of redemption which is hereby expressly waived.

     (b) In the event Lender seeks to take possession of all or any portion of the Collateral by judicial process, Guarantor irrevocably waives: (i) the posting of any bond, surety or security with respect thereto which might otherwise be required, (ii) any demand for possession prior to the commencement of any suit or action to recover the Collateral, and (iii) any requirement that Lender retain possession and not dispose of any Collateral until after trial or final judgment.

     (c) Guarantor agrees that the giving of five (5) days notice by Lender to Guarantor's address set forth below, designating the place and time of any public sale or of the time after which any private sale or other intended disposition of the Collateral is to be made, shall be deemed to be reasonable notice thereof and Guarantor waives any other notice with respect thereto.

     (d) The net cash proceeds resulting from the exercise of any of the foregoing rights or remedies shall be applied by Lender to the payment of the Obligations in such order as Lender may elect, and Guarantor shall remain liable to Lender for any deficiency. Without limiting the generality of the foregoing, if Lender enters into any credit transaction, directly or indirectly, in connection with the disposition of any Collateral, Lender shall have the option, at any time, in its sole discretion, to reduce the Obligations by the principal amount of such credit transaction or to defer the reduction thereof until actual receipt by Lender of cash or other immediately available funds in connection therewith.

     (e) The enumeration of the foregoing rights and remedies is not intended to be exclusive, and such rights and remedies are in addition to and not by way of limitation of any other rights or remedies Lender may have under the Uniform Commercial Code or other applicable law. Lender shall have the right, in Lender's sole discretion, to determine which rights and remedies, and in which order any of the same, are to be exercised, and to determine which Collateral is to be proceeded against and in which order, and the exercise of any right or remedy shall not preclude the exercise of any others. Lender may at any time pursue, relinquish, subordinate, modify or take any other action with respect thereto, without in any way modifying or affecting any of the Obligations. Lender may, at any time or times, proceed directly against Guarantor or any other person liable on the Obligations to enforce payment of the Obligations and shall not be required to take any action of any kind to preserve, collect or protect Lender's or Guarantor's rights in the Collateral.

     (f) No act, failure or delay by Lender shall constitute a waiver of any of Lender's rights and remedies. No single or partial waiver by Lender of any provision of this Agreement or any supplement hereto, or breach or default thereunder, or of any right or remedy which Lender may have shall operate as a waiver of any other provision, breach, default, right or remedy or of the same provision, breach, default, right or remedy on a future occasion.

     (g) Guarantor waives presentment, notice of dishonor, protest and notice of protest of all instruments included in or evidencing any of the Obligations or the Collateral and any and all notices or demands whatsoever (except as expressly provided herein).

     (h) All rights, remedies, powers and benefits granted to Lender by Guarantor or any other person liable on or in respect of the Obligations under this Agreement, the Guarantee, the other Financing Agreements, or any other agreement, or granted by applicable law, whether expressly granted or implied in law, are cumulative, not exclusive and enforceable alternatively, successively, or concurrently on any one or more occasions and shall include, without limitation, the right to apply to a court of equity for an injunction to restrain a breach or threatened breach by Guarantor or any other person liable on or in respect of the Obligations of this Agreement, the Guarantee, the other Financing Agreements or such other agreements.

         6.       MISCELLANEOUS

     (a) Notwithstanding that Lender, whether on its own behalf and/or on behalf of others, may continue to hold Collateral, and regardless of the value thereof, Guarantor and each other person liable on or in respect of the Obligations shall be and remain jointly and severally liable for the payment in full, including principal and interest, of any balance of the Obligations and expenses hereunder at any time unpaid.

     (b) Guarantor and Lender waive all rights to trial by jury in any action or proceeding instituted by either of them against the other arising on, out of or by reason of this Agreement, the Guarantee, the other Financing Agreements, the Obligations, the Collateral, any alleged tortious conduct by either party hereto or in any way arising out of or related to the relationship between Guarantor and Lender or Borrower and Lender. In no event will Lender be liable for lost profits or other special or consequential damages.

     (c) Guarantor waives all rights to interpose any claims, defenses, deductions, setoffs or counterclaims of any kind, nature or description in any action or proceeding instituted by Lender with respect to this Agreement, the Guarantee, the other Financing Agreements, the Obligations, the Collateral or any matter arising therefrom or relating hereto or thereto, except compulsory counterclaims.

     (d) Guarantor hereby expressly submits and irrevocably consents in advance to the non-exclusive jurisdiction of the District Courts of the State of Texas and the United States District court for the Northern District of Texas in connection with any action or proceeding arising out of or relating to this Agreement, the Guarantee, the other Financing Agreements, the Obligations, the Collateral or any document or instrument delivered pursuant hereto or thereto. Guarantor hereby waives personal service of the summons and complaint or other process or notice of motion or other application or papers issued therein, and agrees that the service of such summons and complaint or other process or papers may be served: (i) inside or outside the State of Texas by registered or certified mail, return receipt requested, addressed to Guarantor at its chief executive office set forth below and service or notice so served shall be deemed complete five (5) business days after the same shall have been posted or (ii) in such other manner as may be permissible under the rules of said Courts.

     (e) All notices, requests and demands hereunder shall be in writing and (i) made to Lender at 1201 Main Street, Dallas, Texas 75202 and to Guarantor at its chief executive office set forth below, or to such other address as each party may designate by written notice to the other in accordance with this provision, and (ii) deemed to have been given or made: if by hand, telex, telecopy or telegram, immediately upon sending; if by Federal Express, Express Mail or other overnight delivery service, one (1) day after dispatch; and if by certified mail, return receipt requested, five (5) days after mailing.

     (f) The provisions of this Agreement are severable, and if any clause or provision hereof shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall attach only to such clause or provision in any such jurisdiction or part thereof, and shall not in any manner affect such clause or provision in any other jurisdiction or any other clause or provision in this Agreement or the other Financing Agreements in any jurisdiction.

     (g) Under no circumstances shall Lender be deemed to have assumed any responsibility for or obligation or duty of any nature or kind with respect to any Collateral, or any matter or proceedings arising out of or relating thereto, but the same shall be at the sole risk of Guarantor at all times. Guarantor hereby releases Lender from any claims, causes of action and demands at any time arising out of, relating to or with respect to this Agreement, the Guarantee, the other Financing Agreements, the Obligations, the Collateral and/or any actions taken or omitted to be taken by Lender with respect thereto, and Guarantor hereby agrees to indemnify and hold Lender harmless from and with respect to any and all such claims, causes of action and demands whether pursuant to negligence or otherwise by any person, other than Lender's own acts of gross negligence or willful misconduct.

     (h) This Agreement shall inure to the benefit of Guarantor and Lender and their respective successors and assigns and shall be binding upon Guarantor and its successors and assigns.

     (i) This Agreement and any other agreement, document or instrument delivered in connection herewith, and the obligations of the parties hereunder or thereunder shall be governed by, and construed and interpreted in accordance with the laws of the State of Texas, except to the extent that the law of any other jurisdiction is required to be applied with respect to the enforcement of Lender's rights in Collateral located in such jurisdiction.

         IN WITNESS WHEREOF, Guarantor has caused these presents to be duly executed and delivered on the day and year first above written.

FARAH INCORPORATED



By:     /s/ Russell G. Gibson
Title:  Chief Financial Officer


Chief Executive Office of Signatory

4171 North Mesa
Building D
Suite 500
El Paso, Texas 79925